Costamare Ventures Inc.	6 Months Ended
Jun. 30, 2013
Costamare Ventures Inc. [Abstract]:
Costamare Ventures Inc. [Text Block]

8. Costamare Ventures Inc.

On May 15, 2013, the Company, along with its wholly-owned subsidiary, Costamare Ventures Inc. (“Costamare Ventures”), entered into a Framework Deed (the “Framework Agreement”) with York Capital Management Global Advisors LLC and its affiliate Sparrow Holdings, L.P. (collectively, “York”) to invest jointly in the acquisition of container vessels.  Under the Framework Agreement the decisions regarding vessel acquisitions will be made jointly by Costamare Ventures and York and the Company reserves the right to acquire any vessels that York decides not to pursue and therefore are not jointly acquired.
Under the terms of the Framework Agreement, York has agreed to invest up to $250 million in mutually agreed vessel acquisitions and Costamare Ventures has agreed to invest a minimum of $75 million with an option to invest up to $240 million in these transactions.  Depending on the amount Costamare Ventures elects to invest, it is expected to hold between 25% and 49% of the equity in the entities that will be formed under the Framework Agreement and York will hold the balance.  Costamare Shipping will provide shipmanagment services to the jointly acquired vessels, with the right to subcontract to V.Ships Greece and/or Shanghai Costamare. The Framework Agreement will terminate on its sixth anniversary or upon the occurrence of certain extraordinary events.  At that time, Costamare Ventures can elect to divide the vessels owned by all such vessel-owning entities between itself and York to reflect their cumulative participation in all such entities.  The Company expects to account for these entities formed under the Framework Agreement as equity investments.